UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 29, 2003

MAIN STREET AND MAIN INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18668

DELAWARE	11-2948370
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018

(Address of principal executive offices)

(602) 852-9000

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Conditions

The Company is furnishing this Report on Form 8-K in connection with the disclosure of textual information, in the form of a press release released on March 9, 2004.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on our website located at www.mainandmain.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1            Press Release dated March 9, 2004-Announcing fourth Quarter 2003 Earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Main Street and Main Incorporated

Dated: March 9, 2004	/s/ Bart A. Brown, Jr.
Bart A. Brown, Jr.
Chief Executive Officer

Dated: March 9, 2004	/s/ Michael Garnreiter
Michael Garnreiter Executive Vice President and Chief Financial Officer